UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2011

BEACON FEDERAL BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-33713	26-0706826
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6611 Manlius Center Road, East Syracuse, NY 13057
 (Address of principal executive offices)

(315) 433-0111
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 29, 2011, the Board of Directors of Beacon Federal Bancorp, Inc. (the “Company”) declared a cash dividend on the Company’s common stock of $0.07 per share.  The dividend will be payable to stockholders of record as of December 13, 2011 and is expected to be paid on December 23, 2011.

A copy of the press release dated November 29, 2011, giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits:

Exhibit 99: Press Release dated November 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON FEDERAL BANCORP, INC.

Date: November 29, 2011	By:	/s/ Darren T. Crossett
Darren T. Crossett
Senior Vice President
(Duly Authorized Representative)